Net Income Attributable to Canon Inc. Shareholders per Share (Reconciliation of Numerators and Denominators of Basic and Diluted Net Income Attributable to Canon Inc. Shareholders Per Share Computations) (Detail) - JPY (¥)
¥ / shares in Units, ¥ in Millions
	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Earnings Per Share Basic Numerator [Abstract]
Basic net income attributable to Canon Inc.	¥ 125,105	¥ 252,755	¥ 241,923
Diluted net income attributable to Canon Inc.	¥ 125,103	¥ 252,755	¥ 241,923
Average common shares outstanding	1,069,956,767	1,079,753,008	1,085,439,370
Stock options	158,173	49,319
Diluted common shares outstanding	1,070,114,940	1,079,802,327	1,085,439,370
Net income attributable to Canon Inc. shareholders per share:
Basic	¥ 116.93	¥ 234.09	¥ 222.88
Diluted	¥ 116.91	¥ 234.08	¥ 222.88